Exhibit 99.1

                                  PRESS RELEASE
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE

Contact:   Douglas Ian Shaw                       SUFFOLK [LOGO] BANCORP
           Corporate Secretary
           (631) 727-5667                          4 West Second Street
                                                    Riverhead, NY 11901
                                    (631) 727-5667 (Voice) - (631 727-3214 (FAX)
                                                 invest@suffolkbancorp.com

                SUFFOLK BANCORP ANNOUNCES THIRD QUARTER EARNINGS

      Riverhead, New York, October 15, 2003 -- Suffolk Bancorp (NASDAQ - SUBK) today released the results of its operations during the third quarter of 2003. Earnings-per-share for the year to date were $1.43 compared to $1.36, up 5.1 percent. Net income for the year to date was $15,837,000, down 0.6 percent from $15,932,000 posted during the same period last year. Earnings-per-share for the quarter were $0.49 compared to $0.48, up 2.1 percent. Net income for the quarter was $5,367,000, down 3.8 percent compared to $5,577,000 posted during the same period last year. A detailed financial summary follows the text of this release.

      President and Chief Executive Officer, Thomas S. Kohlmann, commented, "Interest rates, particularly in the short and intermediate term, remained at historic lows throughout the most recent quarter. As we cautioned earlier in the year, this has compressed our net interest margin. Chiefly as a result of close attention to our balance sheet, we have been able to maintain return on average equity at 22.79 for the quarter, slightly improving earnings-per-share over the same period a year ago. Our core business continued to grow, while at the same time achieving an efficiency ratio of 49.82 percent."

      He continued, "There are two important reasons we were able to hold the line on this quarter's earnings-per-share in comparison with last year. The first is our ongoing capital management program which provides optimum leverage to our shareholder's investment by means of the selective repurchase of shares. We are gratified to report that total risk-based capital was 10.68 percent, in comparison to 12.16 percent a year ago, close to our target of 10.00 percent, the regulatory standard for a `well-capitalized' banking company. Also, as we suggested was possible when reporting second quarter earnings, we conducted a prudent repositioning of our investment portfolio to protect against a prolonged period of low interest rates, and the increased possibility of substantial prepayments of certain investment securities. The result was a net gain on the sale of securities."

      He went on to say, "Regarding that objective, we continue to see ample growth in commercial lending, commercial real estate mortgages, and residential finance. These more than compensate for declines in indirect retail automobile lending as that segment of the market is co-opted by non-bank financial companies. Deposits also grew by 7.7 percent, the largest gains (24.1 percent) being in demand deposits. Credit quality remains high, with net charge-offs at
0.16 percent (annualized) of net loans for the quarter, and non-performing assets 40.8 percent lower than a year ago, resulting in coverage of 824.57 percent of non-performing assets in the allowance for net loan and lease losses."

      He concluded, "The past several years have presented their challenges, and also their distractions. We believe we have been able to overcome both, remaining consistently focused on building our book of business on both sides of the balance sheet, pursuing fee income where we can, and managing both capital and non-interest expense closely. This is the best possible basis for long-term shareholder value."

      Suffolk Bancorp is a one-bank holding company engaged in the commercial banking business through Suffolk County National Bank, a full service commercial bank headquartered in Riverhead, New York. "SCNB" is Suffolk Bancorp's wholly owned subsidiary. Organized in 1890, Suffolk County National Bank is the second largest independent bank headquartered on Long Island, with 27 offices in Suffolk County, New York.

       Safe Harbor Statement Pursuant to the Private Securities Litigation
                               Reform Act of 1995

      This press release may include statements which look to the future. These can include remarks about Suffolk Bancorp, the banking industry, and the economy in general. These remarks are based on current plans and expectations. They are subject, however, to a variety of uncertainties that could cause future results to vary materially from Suffolk's historical performance, or from current expectations. Factors affecting Suffolk Bancorp include particularly, but are not limited to: changes in interest rates; increases or decreases in retail and commercial economic activity in Suffolk's market area; variations in the ability and propensity of consumers and businesses to borrow, repay, or deposit money, or to use other banking and financial services; and changes in government regulations.

PRESS RELEASE                   SUFFOLK [LOGO] BANCORP
October 15, 2003
Page 2 of 4

                               STATISTICAL SUMMARY
    (unaudited, in thousands of dollars except for share and per share data)

                                                 3rd Q 2003      3rd Q 2002      Change       9 Mos. 2003    9 Mos. 2002      Change
                                                 ----------      ----------      ------       -----------    -----------      ------
EARNINGS
                                  Net Income     $     5,367    $     5,577       (3.8%)      $    15,837      $  15,932      (0.6%)
                         Net Interest Income          14,955         15,887       (5.9%)           45,863         46,369      (1.1%)
                  Earnings-Per-Share - Basic            0.49           0.48        2.1%              1.43           1.36       5.1%
                    Cash Dividends-Per-Share            0.19           0.17       11.8%              0.57           0.51      11.8%
AVERAGE BALANCES
                              Average Assets       1,313,868      1,258,164        4.4%         1,292,057      1,224,139       5.5%
                           Average Net Loans         809,451        780,796        3.7%           800,381        785,445       1.9%
               Average Investment Securities         357,347        330,602        8.1%           364,317        293,213      24.2%
                            Average Deposits       1,202,352      1,148,477        4.7%         1,169,463      1,098,489       6.5%
                              Average Equity          94,180        102,861       (8.4%)           97,650         99,440      (1.8%)
RATIOS
                    Return on Average Equity           22.79%         21.69%       5.1%             21.62%         21.36%      1.2%
                    Return on Average Assets            1.63%          1.77%      (7.9%)             1.63%          1.74%     (6.3%)
                       Average Equity/Assets            7.17%          8.18%     (12.3%)            7.56%          8.12%     (6.9%)
                   Net Interest Margin (FTE)            4.97%          5.47%      (9.1%)             5.17%          5.56%     (7.0%)
                            Efficiency Ratio           49.82%         48.63%       2.4%             50.27%         48.88%      2.8%
              Tier 1 Leverage Ratio Sept. 30            6.95%          7.85%     (11.5%)
    Tier 1 Risk-based Capital Ratio Sept. 30            9.76%         11.14%     (12.4%)
     Total Risk-based Capital Ratio Sept. 30           10.68%         12.16%     (12.2%)
ASSET QUALITY                during period:
                             Net Charge-offs     $       325    $       241       34.9%       $       856      $     769      11.3%
  Net Charge-offs/Average Net Loans (annual)            0.16%          0.12%      33.3%              0.14%          0.13%      7.7%
                           at end of period:
            Non-accrual & Restructured Loans     $     1,038    $     1,753      (40.8%)
             Foreclosed Real Estate ("OREO")               0              0        0.0%
                 Total Non-performing Assets           1,038          1,753      (40.8%)
             Allowance/Non-performing Assets          824.57%        517.74%      59.3%
            Allowance/Loans, Net of Discount            1.03%          1.16%     (11.2%)
                          Net Loans/Deposits           66.45%         67.83%      (2.0%)

EQUITY
                          Shares Outstanding      10,943,652     11,569,481       (5.4%)
                               Common Equity     $    99,283    $   108,070       (8.1%)
                 Book Value Per Common Share            9.07           9.34       (2.9%)
                      Tangible Common Equity          98,469        107,256       (8.2%)
        Tangible Book Value Per Common Share            9.00           9.27       (2.9%)
LOAN DISTRIBUTION          at end of period:
  Commercial, Financial & Agricultural Loans         155,929        132,249       17.9%
            Commercial Real Estate Mortgages         214,370        189,929       12.9%
            Real Estate - Construction Loans          35,227         34,423        2.3%
   Residential Mortgages (1st and 2nd Liens)         116,889         88,890       31.5%
                           Home Equity Loans          58,446         37,412       56.2%
                              Consumer Loans         246,066        299,841      (17.9%)
                                 Other Loans             680          2,838      (76.0%)
                                                 -----------    -----------
     Total Loans (Net of Unearned Discounts)     $   827,607    $   785,582        5.3%

PRESS RELEASE                   SUFFOLK [LOGO] BANCORP
October 15, 2003
Page 3 of 4

                      CONSOLIDATED STATEMENTS OF CONDITION
    (unaudited, in thousands of dollars except for share and per share data)

                                                                                  September 30,
                                                                              2003              2002            Change
                                                                          -----------       -----------        --------
ASSETS
Cash & Due From Banks                                                     $    75,718       $    56,952          33.0%
Federal Funds Sold                                                             31,800            46,000         (30.9%)
Investment Securities:
  Available for Sale, at Fair Value                                           363,733           331,619           9.7%
  Obligations of States & Political Subdivisions                                9,911            12,342         (19.7%)
    Federal Reserve Bank Stock                                                    638               638           0.0%
    Federal Home Loan Bank Stock                                                1,535             1,361          12.8%
  Corporate Bonds & Other Securities                                              100               100           0.0%
                                                                          -----------       -----------
Total Investment Securities                                                   375,917           346,060           8.6%

Total Loans                                                                   827,607           785,582           5.3%
  Allowance for Possible Loan Losses                                            8,559             9,076          (5.7%)
                                                                          -----------       -----------
Net Loans                                                                     819,048           776,506           5.5%

Premises & Equipment, Net                                                      22,499            19,496          15.4%
Accrued Interest Receivable, Net                                                5,095             5,612          (9.2%)
Excess of Cost Over Fair Value of Net Assets Acquired                             814               814           0.0%
Other Assets                                                                   22,123            22,240          (0.5%)
                                                                          -----------       -----------
  TOTAL ASSETS                                                            $ 1,353,014       $ 1,273,680           6.2%
                                                                          ===========       ===========

LIABILITIES & STOCKHOLDERS' EQUITY
Demand Deposits                                                           $   386,594       $   311,560          24.1%
Saving, N.O.W. & Money Market Deposits                                        601,299           555,659           8.2%
Time Certificates of $100,000 or more                                          23,156            26,652         (13.1%)
Other Time Deposits                                                           221,467           250,920         (11.7%)
                                                                          -----------       -----------
  Total Deposits                                                            1,232,516         1,144,791           7.7%
Dividend Payable on Common Stock                                                2,079             1,973           5.4%
Accrued Interest Payable                                                          865             1,450         (40.3%)
Other Liabilities                                                              18,271            17,396           5.0%
                                                                          -----------       -----------
  TOTAL LIABILITIES                                                         1,253,731         1,165,610           7.6%
                                                                          -----------       -----------

STOCKHOLDERS' EQUITY
Common Stock (par value $2.50; 15,000,000 shares authorized;
  10,943,652 and 11,569,481 shares outstanding at
  September 30, 2003 and 2002, respectively)                                   33,858            33,838           0.1%
Surplus                                                                        19,300            19,230           0.4%
Treasury Stock at Par (2,599,766 and 1,960,737 shares, respectively)           (6,499)           (4,914)         32.3%
Undivided Profits                                                              45,559            51,492         (11.5%)
                                                                          -----------       -----------
                                                                               92,218            99,646          (7.5%)

Accumulated Other Comprehensive Income, Net of Tax                              7,065             8,424         (16.1%)
                                                                          -----------       -----------
TOTAL STOCKHOLDERS' EQUITY                                                     99,283           108,070          (8.1%)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                  $ 1,353,014       $ 1,273,680           6.2%
                                                                          ===========       ===========

PRESS RELEASE                   SUFFOLK [LOGO] BANCORP
October 15, 2003
Page 3 of 4

                       CONSOLIDATED STATEMENTS OF INCOME
    (unaudited, in thousands of dollars except for share and per share data)

                                                       For the 3 Months Ended                  For the Year to Date
                                                      9/30/03        9/30/02       Change        2003            2002       Change
                                                    -----------    -----------     ------     -----------    -----------    -------
INTEREST INCOME
Federal Funds Sold                                  $       109    $       240     (54.6%)    $       191    $       508     (62.4%)
United States Treasury Securities                           104            103       1.0%             312            367     (15.0%)
Obligations of States & Political Subdivisions              148            138       7.2%             401            425      (5.6%)
Mortgage-Backed Securities                                2,223          3,234     (31.3%)          8,059          8,987     (10.3%)
U.S. Government Agency Obligations                          963            766      25.7%           2,614          2,073      26.1%
Corporate Bonds & Other Securities                           14             22     (36.4%)             85             68      25.0%
Loans                                                    13,619         15,327     (11.1%)         42,034         46,584      (9.8%)
                                                    -----------    -----------                -----------    -----------
   Total Interest Income                                 17,180         19,830     (13.4%)         53,696         59,012      (9.0%)

INTEREST EXPENSE
Saving, N.O.W. & Money Market Deposits                      777          1,765     (56.0%)          3,003          5,202     (42.3%)
Time Certificates of $100,000 or more                       115            191     (39.8%)            376            648     (42.0%)
Other Time Deposits                                       1,332          1,987     (33.0%)          4,409          6,792     (35.1%)
Federal Funds Purchased                                      --             --       0.0%              12              1   1,100.0%
Interest on Other Borrowings                                  1             --     100.0%              33             --     100.0%
                                                    -----------    -----------                -----------    -----------
   Total Interest Expense                                 2,225          3,943     (43.6%)          7,833         12,643     (38.0%)

   Net-interest Income                                   14,955         15,887      (5.9%)         45,863         46,369      (1.1%)
Provision for Possible Loan Losses                          180            360     (50.0%)            720          1,020     (29.4%)
                                                    -----------    -----------                -----------    -----------
   Net-interest Income After Provision                   14,775         15,527      (4.8%)         45,143         45,349      (0.5%)

OTHER INCOME
Service Charges on Deposit Accounts                       1,380          1,494      (7.6%)          4,280          4,245       0.8%
Other Service Charges, Commissions & Fees                   739            748      (1.2%)          1,858          1,544      20.3%
Fiduciary Fees                                              312            282      10.6%             875            860       1.7%
Net Securities Gains                                        464             --     100.0%             464             --     100.0%
Other Operating Income                                      246            283     (13.1%)            929            693      34.1%
                                                    -----------    -----------                -----------    -----------
   Total Other Income                                     3,141          2,807      11.9%           8,406          7,342      14.5%

OTHER EXPENSE
Salaries & Employee Benefits                              5,544          5,266       5.3%          16,330         15,338       6.5%
Net Occupancy Expense                                       668            730      (8.5%)          2,220          2,079       6.8%
Equipment Expense                                           480            679     (29.3%)          1,675          1,900     (11.8%)
Other Operating Expense                                   2,324          2,416      (3.8%)          7,058          6,935       1.8%
                                                    -----------    -----------                -----------    -----------
   Total Other Expense                                    9,016          9,091      (0.8%)         27,283         26,252       3.9%

Income Before Provision for Income Taxes                  8,900          9,243      (3.7%)         26,266         26,439      (0.7%)
Provision for Income Taxes                                3,533          3,666      (3.6%)         10,429         10,507      (0.7%)
                                                    -----------    -----------                -----------    -----------
NET INCOME                                          $     5,367    $     5,577      (3.8%)    $    15,837    $    15,932      (0.6%)
                                                    ===========    ===========                ===========    ===========

      Average: Common Shares Outstanding             10,967,478     11,631,041      (5.7%)     11,105,303     11,703,306      (5.1%)
                  Dilutive Stock Options                 39,567         43,884      (9.8%)         38,327         42,023      (8.8%)
                                                    -----------    -----------                -----------    -----------
                           Average Total             11,007,045     11,674,925      (5.7%)     11,143,630     11,745,329      (5.1%)

EARNINGS PER COMMON SHARE          Basic            $      0.49    $      0.48       2.1%     $      1.43    $      1.36       5.1%
                                 Diluted            $      0.49    $      0.48       2.1%     $      1.42    $      1.36       4.4%